Exhibit 99.1

Supplemental Financial Information

As Adjusted for ASU 2018-12

Fourth Quarter 2022

Effective January 1, 2023, we adopted FASB ASU 2018-12 "Targeted Improvements to the Accounting for Long-Duration Contracts" (or "LDTI"). We have retrospectively restated 2021 and 2022 financial statements in compliance with the new accounting standard, with 2021 full year and 2022 quarterly restated results included herein. The impact of LDTI on our financial statements is significant, as it requires us to make changes to the way we calculate future policy benefit reserves on our term life insurance product and discontinued product lines issued by our New York subsidiary. LDTI also requires changes to the way we amortize deferred acquisition costs for these products as well as Canadian Segregated funds. Restating our financial statements is necessary to present historical periods on a comparable basis with future period results.

Also effective January 1, 2023, we will no longer be allocating a portion of net investment income to the Term Life Insurance segment, and all net investment income will be recorded in the Corporate & Other Distributed Products segment. As such, we have retrospectively restated for comparison purposes the 2021 and 2022 income statements for the Term Life Insurance and Corporate and Other Distributed Product Segments.

In this document, we have also included estimated term life issued policy counts by quarter for 2022 adjusting issued policies to a single life per policy basis to facilitate comparisons going forward.

A summary of significant changes by line item follows:

Term Life Insurance -	Removal of Net investment income allocation and changes reflected in Benefits and claims, Future policy benefits remeasurement (gain)/loss and Amortization of DAC
Investment and Savings Products -	Amortization of DAC
Senior Health -	No change
Corp & Other Distributed Products -

Inclusion of Net investment income formerly allocated to Term Life and changes reflected in Benefits and claims, Future policy benefits remeasurement (gain)/loss and Amortization of DAC for discontinued lines written by our New York subsidiary

Consolidated Balance Sheets -	Due from Reinsurers, Deferred acquisitions costs, Future policy benefits, Income taxes, Retained Earnings, Accumulated other comprehensive income
Statements of Income -	Benefits and claims, Future policy benefits remeasurement (gain)/loss, Amortization of DAC

To facilitate comparison, lines impacted by the change have been highlighted. Note that ratios and totals are also affected, however, these were not highlighted.

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2022.

2 of 18

Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2022

This document is a financial supplement to our fourth quarter 2022 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, loss on the extinguishment of debt, transaction-related expenses/recoveries associated with the purchase of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations. We exclude the loss on the extinguishment of debt, e-TeleQuote transaction-related expenses/recoveries, and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results. We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares which were acquired for no additional consideration. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Also, excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 18

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,277,830	$3,191,154	$3,048,974	$2,981,598	$3,141,919
Securities held to maturity	1,379,100	1,390,310	1,415,940	1,433,760	1,444,920
Total investments and cash	4,656,930	4,581,464	4,464,914	4,415,358	4,586,839
Due from reinsurers	4,218,704	3,692,660	3,359,054	3,160,111	3,176,397
Deferred policy acquisition costs	2,959,654	3,033,186	3,088,172	3,133,408	3,194,029
Goodwill	179,154	179,154	187,707	127,707	127,707
Other assets	1,367,435	1,253,840	1,217,898	1,206,368	1,227,459
Separate account assets	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717
Total assets	$16,181,869	$15,437,194	$14,676,732	$14,249,560	$14,618,147

Liabilities:
Future policy benefits	$8,594,476	$7,332,290	$6,606,150	$6,094,187	$6,297,911
Other policy liabilities	1,103,642	1,108,047	999,789	1,005,195	1,037,440
Income taxes	15,311	95,302	167,560	217,364	202,462
Other liabilities	669,631	683,865	646,660	659,582	626,773
Debt obligations	607,102	598,303	592,504	592,705	592,905
Surplus note	1,378,585	1,389,811	1,415,457	1,433,293	1,444,469
Payable under securities lending	94,529	93,171	96,603	80,754	100,938
Separate account liabilities	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717
Total liabilities	15,263,269	13,997,680	12,883,710	12,289,687	12,608,615

Redeemable noncontrolling interest	$7,271	$4,616	$2,233	$—	$—

Stockholders’ equity:
Common stock ($0.01 par value) (1)	394	388	378	370	368
Paid-in capital	5,224	(0)	(0)	(0)	(0)
Retained earnings	2,074,111	2,083,693	2,068,690	2,033,368	2,130,935
Treasury stock	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)
Effect of change in discount rate assumptions on the liability for future policy benefits	(1,240,727)	(594,586)	(104,894)	195,563	131,295
Cumulative translation adjustment	8,553	11,842	2,362	(16,514)	(12,196)
Total stockholders’ equity (2)	911,330	1,434,897	1,790,789	1,959,874	2,009,532
Total liabilities and stockholders' equity	$16,181,869	$15,437,194	$14,676,732	$14,249,560	$14,618,147

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$911,330	$1,434,897	$1,790,789	$1,959,874	$2,009,532
Less: Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(1,240,727)	(594,586)	(104,894)	195,563	131,295
Adjusted stockholders’ equity	$2,088,281	$2,095,922	$2,071,430	$2,017,224	$2,119,107

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period		$2,088,281	$2,095,922	$2,071,430	$2,017,224
Net Income attributable to Primerica, Inc.		115,039	125,168	76,777	143,956
Shareholder dividends		(21,645)	(21,178)	(20,571)	(20,389)
Retirement of shares and warrants		(103,862)	(127,963)	(97,515)	(32,098)
Net foreign currency translation adjustment		3,289	(9,480)	(18,876)	4,318
Other, net		14,820	8,961	5,979	6,096
Balance, end of period		$2,095,922	$2,071,430	$2,017,224	$2,119,107

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period		$2,959,654	$3,033,186	$3,088,172	$3,133,408
General expenses deferred		9,519	9,321	9,726	9,283
Commission costs deferred		123,739	119,794	119,734	113,479
Amortization of deferred policy acquisition costs		(63,223)	(64,200)	(65,447)	(66,236)
Foreign currency impact and other, net		3,496	(9,930)	(18,777)	4,095
Balance, end of period		$3,033,186	$3,088,172	$3,133,408	$3,194,029

(1)
Outstanding common shares exclude restricted stock units.
(2)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

													YOY YTD
(Dollars in thousands, except per-share data)	Q1 2022		Q2 2022		Q3 2022		Q4 2022		YTD 2021		YTD 2022		$/# Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		39,529,786		37,996,978		(1,532,808)		-3.9%

Net income attributable to Primerica, Inc.	$115,039		$125,168		$76,777		$143,956		$465,808		$460,940		$(4,869)		-1.0%
Less income attributable to unvested participating securities	(477)		(554)		(362)		(690)		(1,913)		(2,081)		(168)		-8.8%
Net income used in computing basic EPS	$114,562		$124,614		$76,415		$143,267		$463,896		$458,859		$(5,037)		-1.1%
Basic earnings per share	$2.92		$3.25		$2.04		$3.87		$11.74		$12.08		$0.34		2.9%

Adjusted net operating income	$116,954		$127,922		$138,897		$142,040		$554,650		$525,813		$(28,838)		-5.2%
Less operating income attributable to unvested participating securities	(484)		(566)		(655)		(681)		(2,277)		(2,374)		(96)		-4.2%
Adjusted net operating income used in computing basic operating EPS	$116,469		$127,356		$138,243		$141,359		$552,373		$523,439		$(28,934)		-5.2%
Basic adjusted operating income per share	$2.97		$3.32		$3.69		$3.82		$13.97		$13.78		$(0.20)		-1.4%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		39,529,786		37,996,978		(1,532,808)		-3.9%
Dilutive impact of contingently issuable shares	110,941		115,058		102,810		107,245		121,738		109,014		(12,724)		-10.5%
Shares used to calculate diluted EPS	39,331,944		38,500,578		37,541,064		37,081,212		39,651,524		38,105,992		(1,545,532)		-3.9%

Net income attributable to Primerica, Inc.	$115,039		$125,168		$76,777		$143,956		$465,808		$460,940		$(4,869)		-1.0%
Less income attributable to unvested participating securities	(475)		(552)		(361)		(688)		(1,908)		(2,076)		(168)		-8.8%
Net income used in computing diluted EPS	$114,564		$124,615		$76,415		$143,268		$463,901		$458,864		$(5,037)		-1.1%
Diluted earnings per share	$2.91		$3.24		$2.04		$3.86		$11.70		$12.04		$0.34		2.9%

Adjusted net operating income	$116,954		$127,922		$138,897		$142,040		$554,650		$525,813		$(28,838)		-5.2%
Less operating income attributable to unvested participating securities	(483)		(564)		(653)		(679)		(2,271)		(2,368)		(96)		-4.2%
Adjusted net operating income used in computing diluted operating EPS	$116,471		$127,357		$138,244		$141,361		$552,379		$523,445		$(28,934)		-5.2%
Diluted adjusted operating income per share	$2.96		$3.31		$3.68		$3.81		$13.93		$13.74		$(0.19)		-1.4%

													YOY YTD
	Q1 2022		Q2 2022		Q3 2022		Q4 2022		YTD 2021		YTD 2022		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,173,114		$1,612,843		$1,875,331		$1,984,703		$1,054,625		$1,661,498		$606,873		57.5%
Average adjusted stockholders' equity (1)	$2,092,102		$2,083,676		$2,044,327		$2,068,165		$1,930,200		$2,072,068		$141,868		7.3%

Net income attributable to Primerica, Inc. return on stockholders' equity	39.2%		31.0%		16.4%		29.0%		44.2%		27.7%		-16.4%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.0%		24.0%		15.0%		27.8%		24.1%		22.2%		-1.9%		nm

Adjusted net operating income return on adjusted stockholders' equity	22.4%		24.6%		27.2%		27.5%		28.7%		25.4%		-3.4%		nm

Capital Structure
Debt-to-capital (2)	29.4%		24.9%		23.2%		22.8%		40.0%		22.8%		-17.2%		nm
Debt-to-capital, excluding AOCI (2)	22.3%		22.3%		22.6%		21.8%		22.6%		21.8%		-0.8%		nm

Cash and invested assets to stockholders' equity	3.2	x	2.5	x	2.3	x	2.3	x	5.1	x	2.3	x	(2.8	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.2	x	2.2	x	2.2	x	2.2	x	2.2	x	(0.1	x)	nm

Share count, end of period (3)	38,751,885		37,768,052		37,026,600		36,824,428		39,367,754		36,824,428		(2,543,326)		-6.5%
Adjusted stockholders' equity per share	$54.09		$54.85		$54.48		$57.55		$53.05		$57.55		$4.50		8.5%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		nm		nm		nm		nm
S&P	A-		A-		A-		A-		nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		nm		nm		nm		nm

(1)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.
(2)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)
Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

5 of 18

Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$798,666	$808,894	$810,079	$812,481	$3,122,148	$3,230,120	$107,972	3.5%
Ceded premiums	(399,885)	(419,048)	(404,870)	(406,088)	(1,616,264)	(1,629,892)	(13,627)	-0.8%
Net premiums	398,781	389,846	405,209	406,393	1,505,884	1,600,229	94,344	6.3%
Net investment income	18,905	21,284	24,346	28,530	80,588	93,065	12,477	15.5%
Commissions and fees:
Sales-based (1)	103,242	88,701	67,962	66,473	401,508	326,378	(75,130)	-18.7%
Asset-based (2)	113,112	108,101	107,483	105,357	441,303	434,053	(7,250)	-1.6%
Account-based (3)	21,541	22,592	22,910	23,348	86,939	90,391	3,453	4.0%
Other commissions and fees	13,905	21,294	27,113	31,542	113,063	93,854	(19,209)	-17.0%
Investment (losses) gains	751	(1,892)	(2,699)	2,846	5,872	(995)	(6,867)	-116.9%
Other, net	20,988	18,755	20,964	22,451	74,575	83,159	8,584	11.5%
Total revenues	691,225	668,681	673,288	686,940	2,709,732	2,720,134	10,402	0.4%
Benefits and expenses:
Benefits and claims	168,288	153,071	164,092	165,742	619,702	651,193	31,491	5.1%
Future policy benefits remeasurement (gain)/loss	(1,272)	(627)	988	433	1,297	(479)	(1,777)	nm
Amortization of DAC	63,223	64,200	65,447	66,236	235,265	259,105	23,840	10.1%
Insurance commissions	7,721	7,594	7,666	7,280	34,532	30,261	(4,271)	-12.4%
Insurance expenses	59,509	59,461	57,552	58,883	202,604	235,405	32,801	16.2%
Sales commissions:
Sales-based (1)	74,606	63,403	48,775	47,927	287,359	234,711	(52,648)	-18.3%
Asset-based (2)	53,366	50,876	51,549	51,047	206,201	206,838	637	0.3%
Other sales commissions	5,952	5,484	5,592	4,187	28,748	21,215	(7,533)	-26.2%
Interest expense	6,853	6,814	6,802	6,768	30,618	27,237	(3,381)	-11.0%
Contract acquistion costs (4)	20,649	19,384	13,446	14,952	52,788	68,431	15,643	29.6%
Other operating expenses	86,434	79,728	73,790	80,443	296,851	320,394	23,544	7.9%
Goodwill impairment	—	—	60,000	—	76,000	60,000	(16,000)	-21.1%
Loss on extinguishment of debt	—	—	—	—	8,927	—	(8,927)	-100.0%
Total benefits and expenses	545,329	509,389	555,697	503,898	2,080,894	2,114,313	33,419	1.6%
Income before income taxes	145,896	159,292	117,591	183,041	628,838	605,821	(23,017)	-3.7%
Income taxes	33,511	36,509	40,815	39,085	164,407	149,919	(14,488)	-8.8%
Net income	112,385	122,784	76,777	143,956	464,431	455,902	(8,530)	-1.8%
Net income attributable to noncontrolling interests	(2,654)	(2,384)	—	—	(1,377)	(5,038)	(3,661)	nm
Net Income attributable to Primerica, Inc.	$115,039	$125,168	$76,777	$143,956	$465,808	$460,940	$(4,869)	-1.0%

Income Before Income Taxes by Segment
Term Life	$118,575	$125,034	$128,168	$128,470	$486,543	$500,247	$13,704	2.8%
Investment & Savings Products	67,038	63,017	59,222	56,612	277,742	245,889	(31,853)	-11.5%
Senior Health	(23,085)	(16,150)	(63,723)	4,285	(85,050)	(98,673)	(13,624)	-16.0%
Corporate & Other Distributed Products	(16,632)	(12,609)	(6,075)	(6,325)	(50,397)	(41,641)	8,755	17.4%
Income before income taxes	$145,896	$159,292	$117,591	$183,041	$628,838	$605,821	$(23,017)	-3.7%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$793,254	$803,453	$804,586	$807,796	$3,099,828	$3,209,088	$109,260	3.5%
Less: Premiums ceded to IPO Coinsurers	234,614	231,805	226,869	224,240	978,085	917,527	(60,558)	-6.2%
Term Life adjusted direct premiums	$558,640	$571,648	$577,717	$583,556	$2,121,743	$2,291,561	$169,818	8.0%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,446)	$(417,406)	$(403,416)	$(404,174)	$(1,609,598)	$(1,623,442)	$(13,845)	-0.9%
Less: Premiums ceded to IPO Coinsurers	(234,614)	(231,805)	(226,869)	(224,240)	(978,085)	(917,527)	60,558	6.2%
Term Life other ceded premiums	$(163,832)	$(185,601)	$(176,548)	$(179,935)	$(631,513)	$(705,915)	$(74,403)	-11.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$18,905	$21,284	$24,346	$28,530	$80,588	$93,065	$12,477	15.5%
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(2,502)	(3,830)	nm	nm
Adjusted net investment income	$21,004	$22,538	$24,414	$28,940	$83,091	$96,896	$13,805	16.6%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$86,434	$79,728	$73,790	$80,443	$296,851	$320,394	$23,544	7.9%
Less: eTeleQuote transaction-related costs	900	(2,892)	—	—	12,948	(1,992)	nm	nm
Less: Equity comp for awards exchanged during acquisition	256	3,328	—	—	(1,744)	3,584	nm	nm
Adjusted other operating expenses	$85,278	$79,292	$73,790	$80,443	$285,646	$318,803	$33,156	11.6%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$691,225	$668,681	$673,288	$686,940	$2,709,732	$2,720,134	$10,402	0.4%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	5,872	(995)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(2,502)	(3,830)	nm	nm
Adjusted operating revenues	$692,573	$671,827	$676,056	$684,503	$2,706,363	$2,724,960	$18,597	0.7%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$145,896	$159,292	$117,591	$183,041	$628,838	$605,821	$(23,017)	-3.7%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	5,872	(995)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(2,502)	(3,830)	nm	nm
Less: eTeleQuote transaction-related costs	(900)	2,892	—	—	(12,948)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	1,744	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	(2,005)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	(76,000)	(60,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	(8,927)	—	nm	nm
Adjusted operating income before income taxes	$152,068	$166,003	$180,359	$180,605	$723,605	$679,035	$(44,570)	-6.2%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$112,385	$122,784	$76,777	$143,956	$464,431	$455,902	$(8,530)	-1.8%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	5,872	(995)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(2,502)	(3,830)	nm	nm
Less: e-TeleQuote transaction-related costs	(900)	2,892	—	—	(12,948)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	1,744	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	(2,005)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	(76,000)	(60,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	(8,927)	—	nm	nm
Less: Tax impact of reconciling items	1,603	1,573	647	(520)	4,548	3,303	nm	nm
Adjusted net operating income	$116,954	$127,922	$138,897	$142,040	$554,650	$525,813	$(28,838)	-5.2%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,085)	$(16,150)	$(63,723)	$4,285	$(85,050)	$(98,673)	$(13,624)	-16.0%
Less: e-TeleQuote transaction-related costs	(399)	(66)	—	—	(806)	(465)	nm	nm
Less: Noncontrolling interest	(3,668)	(3,129)	—	—	(2,005)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	(76,000)	(60,000)	nm	nm
Adjusted operating income before income taxes	$(19,018)	$(12,955)	$(3,723)	$4,285	$(6,239)	$(31,411)	$(25,172)	nm

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(16,632)	$(12,609)	$(6,075)	$(6,325)	$(50,397)	$(41,641)	$8,755	17.4%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	5,872	(995)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(2,502)	(3,830)	nm	nm
Less: e-TeleQuote transaction-related costs	(501)	2,958	—	—	(12,142)	2,458	nm	nm
Less: Equity comp for awards exchanged during acquistion	(256)	(3,328)	—	—	1,744	(3,584)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	(8,927)	—	nm	nm
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(34,440)	$(35,690)	$(1,249)	-3.6%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$793,254	$803,453	$804,586	$807,796	$3,099,828	$3,209,088	$109,260	3.5%
Premiums ceded to IPO coinsurers (1)	(234,614)	(231,805)	(226,869)	(224,240)	(978,085)	(917,527)	60,558	6.2%
Adjusted direct premiums (2)	558,640	571,648	577,717	583,556	2,121,743	2,291,561	169,818	8.0%
Other ceded premiums (3)	(163,832)	(185,601)	(176,548)	(179,935)	(631,513)	(705,915)	(74,403)	-11.8%
Net premiums	394,808	386,047	401,169	403,621	1,490,231	1,585,646	95,415	6.4%
Allocated net investment income	—	—	—	—	—	—	—	0.0%
Other, net	12,175	12,374	13,419	12,352	48,970	50,320	1,350	2.8%
Revenues	406,983	398,421	414,588	415,974	1,539,201	1,635,966	96,765	6.3%

Benefits and expenses:
Benefits and claims	166,407	149,328	161,283	161,769	607,653	638,788	31,135	5.1%
Future policy benefits remeasurement (gain)/loss	(1,434)	(663)	1,072	(526)	911	(1,551)	(2,462)	nm
Amortization of DAC	61,369	62,538	63,631	64,813	228,375	252,352	23,976	10.5%
Insurance commissions	3,793	3,854	3,964	3,724	18,457	15,335	(3,122)	-16.9%
Insurance expenses	58,272	58,329	56,471	57,723	197,262	230,796	33,534	17.0%
Benefits and expenses	288,408	273,387	286,421	287,504	1,052,658	1,135,719	83,061	7.9%
Income before income taxes	$118,575	$125,034	$128,168	$128,470	$486,543	$500,247	$13,704	2.8%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$448,657	$460,061	$465,354	$469,565	$1,693,483	$1,843,637	$150,154	8.9%
Pre-IPO direct premiums (5)	344,597	343,392	339,232	338,230	1,406,345	1,365,451	(40,894)	-2.9%
Total direct premiums	$793,254	$803,453	$804,586	$807,796	$3,099,828	$3,209,088	$109,260	3.5%

Premiums ceded to IPO coinsurers	$234,614	$231,805	$226,869	$224,240	$978,085	$917,527	$(60,558)	-6.2%
% of Pre-IPO direct premiums	68.1%	67.5%	66.9%	66.3%	69.5%	67.2%	nm	nm

Benefits and claims, net (6)	$328,805	$334,266	$338,903	$341,178	$1,240,077	$1,343,152	$103,075	8.3%
% of adjusted direct premiums	58.9%	58.5%	58.7%	58.5%	58.4%	58.6%	nm	nm

DAC amortization & insurance commissions	$65,163	$66,393	$67,595	$68,537	$246,832	$267,687	$20,855	8.4%
% of adjusted direct premiums	11.7%	11.6%	11.7%	11.7%	11.6%	11.7%	nm	nm

Insurance expenses, net (7)	$46,097	$45,955	$43,052	$45,371	$148,291	$180,476	$32,184	21.7%
% of adjusted direct premiums	8.3%	8.0%	7.5%	7.8%	7.0%	7.9%	nm	nm

Total Term Life income before income taxes	$118,575	$125,034	$128,168	$128,470	$486,543	$500,247	$13,704	2.8%
Term Life operating margin (8)	21.2%	21.9%	22.2%	22.0%	22.9%	21.8%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely YRT.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	129,515	130,206	132,149	134,313	134,907	129,515	(5,392)	-4.0%
New life-licensed representatives	9,983	11,529	12,518	11,117	39,622	45,147	5,525	13.9%
Non-renewal and terminated representatives	(9,292)	(9,586)	(10,354)	(10,222)	(45,014)	(39,454)	5,560	12.4%
Life-insurance licensed sales force, end of period	130,206	132,149	134,313	135,208	129,515	135,208	5,693	4.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$65.5	$72.3	$68.0	$66.0	$297.2	$271.9	$(25.4)	-8.5%
Additions and increases in premium	18.4	20.6	19.5	18.2	77.0	76.7	(0.3)	-0.4%
Total estimated annualized issued term life premium	$83.8	$92.9	$87.5	$84.2	$374.2	$348.5	$(25.7)	-6.9%

Issued term life policies	71,324	76,946	71,104	72,544	323,855	291,918	(31,937)	-9.9%
Estimated average annualized issued term life premium per policy (1)(2)	$918	$940	$957	$910	$918	$931	$14	1.5%
Adjusted issued term life policies (3)	$83,050	$89,316	$81,372	$79,282	na	$333,020	na	na
Adjusted estimated average annualized issued term life premium per policy (1)(2)	$788	$810	$836	$833	na	$816	na	na

Term life face amount in-force, beginning of period ($mills)	$903,404	$909,632	$914,438	$912,785	$858,818	$903,404	$44,586	5.2%
Issued term life face amount (3)	24,773	27,651	26,049	25,349	108,521	103,822	(4,699)	-4.3%
Terminated term life face amount	(19,787)	(19,298)	(21,033)	(22,776)	(64,798)	(82,894)	(18,096)	-27.9%
Foreign currency impact, net	1,242	(3,547)	(6,669)	1,450	862	(7,524)	(8,386)	nm
Term life face amount in-force, end of period	$909,632	$914,438	$912,785	$916,808	$903,404	$916,808	$13,404	1.5%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$103,242	$88,701	$67,962	$66,473	$401,508	$326,378	$(75,130)	-18.7%
Asset-based	113,112	108,101	107,483	105,357	441,303	434,053	(7,250)	-1.6%
Account-based	21,541	22,592	22,910	23,348	86,939	90,391	3,453	4.0%
Other, net	3,144	3,022	3,342	3,102	12,097	12,610	513	4.2%
Revenues	241,039	222,416	201,697	198,280	941,848	863,432	(78,415)	-8.3%

Benefits and expenses:
Amortization of DAC	1,446	1,421	1,378	1,336	5,511	5,581	70	1.3%
Insurance commissions	3,646	3,450	3,419	3,320	14,904	13,834	(1,070)	-7.2%
Sales commissions:
Sales-based	74,606	63,403	48,775	47,927	287,359	234,711	(52,648)	-18.3%
Asset-based	53,366	50,876	51,549	51,047	206,201	206,838	637	0.3%
Other operating expenses	40,936	40,249	37,355	38,038	150,130	156,578	6,448	4.3%
Benefits and expenses	174,001	159,398	142,476	141,669	664,106	617,543	(46,563)	-7.0%
Income before income taxes	$67,038	$63,017	$59,222	$56,612	$277,742	$245,889	$(31,853)	-11.5%

Financial Analysis

Fees paid based on client asset values (1)	$8,037	$7,917	$7,980	$8,004	$30,872	$31,939	$1,067	3.5%
Fees paid based on fee-generating positions (2)	10,948	9,974	9,486	9,665	39,452	40,073	621	1.6%
Other operating expenses	21,951	22,358	19,889	20,369	79,806	84,567	4,761	6.0%
Total other operating expenses	$40,936	$40,249	$37,355	$38,038	$150,130	$156,578	$6,448	4.3%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.20%	1.27%	1.23%	1.21%	1.23%	1.23%	nm	nm
Canada	1.00%	0.78%	0.32%	0.31%	0.91%	0.77%	nm	nm
Total	1.16%	1.21%	1.17%	1.15%	1.18%	1.17%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.040%	0.042%	0.040%	0.157%	0.160%	nm	nm
Canada	0.108%	0.106%	0.105%	0.103%	0.459%	0.422%	nm	nm
Total	0.049%	0.051%	0.052%	0.050%	0.204%	0.202%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.48	$4.08	$4.31	$4.37	$16.26	$16.26	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,298.6	$1,151.4	$931.8	$883.8	$5,146.1	$4,265.6	$(880.5)	-17.1%
Canada Retail Mutual Funds	437.6	250.6	112.2	112.0	1,438.8	912.5	(526.3)	-36.6%
Indexed Annuities	57.5	70.2	55.8	69.2	230.2	252.6	22.3	9.7%
Variable Annuities and other	668.4	617.3	542.5	548.0	2,845.6	2,376.2	(469.4)	-16.5%
Total sales-based revenue generating product sales	2,462.1	2,089.5	1,642.3	1,612.9	9,660.7	7,806.8	(1,853.9)	-19.2%
Managed Accounts	453.7	451.3	319.6	288.1	1,505.6	1,512.8	7.1	0.5%
Canada Retail Mutual Funds - no upfront sales comm	82.2	97.5	157.9	156.6	317.9	494.3	176.4	55.5%
Segregated Funds	67.3	51.3	41.6	35.0	219.0	195.1	(23.8)	-10.9%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$11,703.2	$10,009.0	$(1,694.2)	-14.5%

Total Canada Retail Mutual Funds	$519.9	$348.1	$270.2	$268.6	$1,756.7	$1,406.8	$(349.9)	-19.9%
Segregated Funds	67.3	51.3	41.6	35.0	219.0	195.1	(23.8)	-10.9%
Total Canada product sales	587.1	399.4	311.8	303.5	1,975.6	1,601.9	(373.8)	-18.9%
Total U.S. product sales	2,478.2	2,290.1	1,849.7	1,789.0	9,727.5	8,407.1	(1,320.4)	-13.6%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$11,703.2	$10,009.0	$(1,694.2)	-14.5%

Client asset values, beginning of period ($mills)	$97,312	$93,708	$82,291	$78,737	$81,533	$97,312	$15,779	19.4%
Inflows	3,065	2,690	2,161	2,093	11,703	10,009	(1,694)	-14.5%
Outflows (1)	(1,900)	(1,797)	(1,447)	(1,444)	(7,161)	(6,587)	573	8.0%
Net flows	1,166	893	714	649	4,543	3,422	(1,121)	nm
Foreign currency impact, net	171	(474)	(802)	174	91	(930)	(1,021)	nm
Change in market value, net and other (2)	(4,941)	(11,836)	(3,466)	4,388	11,146	(15,855)	(27,001)	nm
Client asset values, end of period	$93,708	$82,291	$78,737	$83,949	$97,312	$83,949	$(13,363)	-13.7%
Annualized net flows as % of beginning of period asset values	4.8%	3.8%	3.5%	3.3%	5.6%	3.5%	-2.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$46,429	$42,870	$40,331	$40,402	$44,703	$42,508	$(2,195)	-4.9%
Canada Retail Mutual Funds	12,119	11,539	10,840	10,759	11,294	11,314	20	0.2%
Managed Accounts	7,077	6,960	6,817	6,949	6,086	6,951	864	14.2%
Indexed Annuities	2,650	2,677	2,696	2,710	2,560	2,683	123	4.8%
Variable Annuities and other	23,218	21,431	20,269	20,137	22,651	21,264	(1,388)	-6.1%
Segregated Funds	2,710	2,517	2,368	2,299	2,698	2,474	(225)	-8.3%
Total	$94,203	$87,994	$83,320	$83,256	$89,993	$87,193	$(2,799)	-3.1%

Canada Retail Mutual Funds	$12,119	$11,539	$10,840	$10,759	$11,294	$11,314	$20	0.2%
Segregated Funds	2,710	2,517	2,368	2,299	2,698	2,474	(225)	-8.3%
Total Canada average client assets	14,829	14,056	13,208	13,058	13,992	13,788	(205)	-1.5%
Total U.S. average client assets	79,374	73,938	70,112	70,198	76,000	73,405	(2,595)	-3.4%
Total average client assets	$94,203	$87,994	$83,320	$83,256	$89,993	$87,193	$(2,799)	-3.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,243	2,277	2,295	2,309	2,171	2,281	110	5.1%
Recordkeeping only	797	812	820	825	749	814	65	8.6%
Total	3,040	3,089	3,115	3,134	2,920	3,095	175	6.0%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$1,278	$9,343	$14,601	$22,198	$50,903	$47,420	$(3,483)	-6.8%
Other, net (2)	4,553	2,471	2,583	5,655	9,537	15,262	5,724	60.0%
Revenues	5,831	11,814	17,183	27,853	60,440	62,682	2,241	3.7%

Benefits and expenses:
Contract acquisition costs (3)	20,649	19,384	13,446	14,952	52,788	68,431	15,643	29.6%
Adjusted other operating expenses	7,868	8,514	7,461	8,617	15,895	32,459	16,563	104.2%
Adjusted operating benefits and expenses	28,517	27,898	20,907	23,568	68,684	100,889	32,206	46.9%

Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(8,243)	$(38,208)	$(29,964)	nm
Non-controlling interest before income taxes	(3,668)	(3,129)	—	—	(2,005)	(6,797)	(4,792)	nm
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(19,018)	$(12,955)	$(3,723)	$4,285	$(6,239)	$(31,411)	$(25,172)	nm

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(8,243)	$(38,208)	$(29,964)	nm
Less: Amortization of intangibles	(2,600)	(2,800)	(2,800)	(2,800)	(5,800)	(11,000)	(5,200)	-89.7%
Less: Depreciation	(245)	(226)	(221)	(211)	(493)	(903)	(409)	-83.0%
Adjusted EBITDA (Including non-controlling interest) (4)	$(19,841)	$(13,058)	$(703)	$7,297	$(1,950)	$(26,305)	$(24,355)	nm

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	26,231	19,652	16,095	23,060	60,009	85,038	25,029	41.7%
Senior Health approved policies (6)	23,594	17,925	14,862	20,705	50,323	77,086	26,763	53.2%

Primerica representatives Senior Health certified	42,147	60,412	83,280	93,348	26,441	93,348	66,907	nm
Senior Health submitted policies sourced by Primerica representatives	988	831	1,016	5,666	4,494	8,501	4,007	89.2%

LTV per approved policy (7)	$862	$820	$868	$888	$1,109	$860	$(249)	-22.4%
CAC per approved policy (7)	$875	$1,081	$905	$722	$1,049	$888	$(161)	-15.4%
LTV / CAC multiple	1.0	x	0.8	x	1.0	x	1.2	x	1.1	x	1.0	x	-0.1	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

							YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	YTD 2021	YTD 2022	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,412	$5,441	$5,494	$4,685	$22,320	$21,032	$(1,288)	-5.8%
Ceded premiums	(1,439)	(1,642)	(1,454)	(1,914)	(6,666)	(6,449)	217	3.3%
Net premiums	3,973	3,799	4,040	2,772	15,654	14,583	(1,071)	-6.8%
Adjusted net investment income	21,004	22,538	24,414	28,940	83,091	96,896	13,805	16.6%
Commissions and fees:
Prepaid Legal Services	4,287	4,664	5,672	3,821	20,761	18,444	(2,316)	-11.2%
Auto and Homeowners Insurance	1,591	2,056	2,647	1,994	8,295	8,289	(7)	-0.1%
Mortgage loans	4,818	3,128	2,103	1,656	24,337	11,705	(12,632)	-51.9%
Other sales commissions	1,932	2,103	2,090	1,872	8,767	7,996	(771)	-8.8%
Other, net	1,117	889	1,621	1,341	3,969	4,967	998	25.1%
Adjusted operating revenues	38,721	39,176	42,587	42,396	164,874	162,880	(1,994)	-1.2%

Benefits and expenses:
Benefits and claims	1,881	3,743	2,809	3,972	12,049	12,406	357	3.0%
Future policy benefits remeasurement (gain)/loss	162	36	(84)	958	386	1,072	686	nm
Amortization of DAC	407	240	438	87	1,379	1,173	(207)	-15.0%
Insurance commissions	282	290	283	237	1,171	1,092	(79)	-6.7%
Insurance expenses	1,237	1,132	1,081	1,160	5,343	4,609	(733)	-13.7%
Sales commissions	5,952	5,484	5,592	4,187	28,748	21,215	(7,533)	-26.2%
Interest expense	6,853	6,814	6,802	6,768	30,618	27,237	(3,381)	-11.0%
Adjusted other operating expenses	36,475	30,530	28,974	33,788	119,621	129,766	10,145	8.5%
Adjusted benefits and expenses	53,248	48,270	45,894	51,158	199,314	198,569	(744)	-0.4%
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(34,440)	$(35,690)	$(1,249)	-3.6%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2022
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$558,646	$558,646	$-	18.1%	16.4%

Fixed Income:
Treasury	41,741	42,629	(889)	1.3%	1.3%	1.31%	AAA
Government	231,004	257,418	(26,414)	7.5%	7.6%	2.98%	AA-
Tax-Exempt Municipal	32,883	37,084	(4,201)	1.1%	1.1%	2.69%	AA
Corporate	1,229,921	1,370,566	(140,645)	39.8%	40.3%	3.55%	BBB+
Mortgage Backed	414,043	486,093	(72,050)	13.4%	14.3%	2.92%	AAA
Asset Backed	155,397	171,811	(16,413)	5.0%	5.1%	3.70%	AA
CMBS	122,967	139,306	(16,339)	4.0%	4.1%	3.39%	AA-
Private	267,612	295,957	(28,345)	8.7%	8.7%	4.46%	BBB
Redeemable Preferred	3,586	4,248	(662)	0.1%	0.1%	5.27%	BBB-
Total Fixed Income	2,499,154	2,805,113	(305,959)	80.8%	82.5%	3.44%	A

Equities and Other:
Perpetual Preferred	8,651	8,651	-	0.3%	0.3%
Common Stock	20,958	20,958	(0)	0.7%	0.6%
Mutual Fund	5,795	5,795	0	0.2%	0.2%
Total Equities	35,404	35,404	(0)	1.1%	1.0%

Total Invested Assets	$3,093,205	$3,399,164	$(305,959)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$154,034	$174,626	$(20,592)	12.5%	12.7%
Consumer Non Cyclical	131,027	147,361	(16,334)	10.7%	10.8%
Energy	127,361	140,782	(13,421)	10.4%	10.3%
Reits	118,000	135,921	(17,921)	9.6%	9.9%
Consumer Cyclical	103,177	114,688	(11,512)	8.4%	8.4%
Banking	97,588	103,414	(5,827)	7.9%	7.5%
Technology	93,443	102,008	(8,565)	7.6%	7.4%
Capital Goods	62,874	68,555	(5,680)	5.1%	5.0%
Basic Industry	60,439	67,998	(7,558)	4.9%	5.0%
Electric	55,377	61,586	(6,209)	4.5%	4.5%
Finance Companies	55,140	62,779	(7,639)	4.5%	4.6%
Transportation	54,942	60,604	(5,663)	4.5%	4.4%
Communications	44,182	48,537	(4,355)	3.6%	3.5%
Brokerage	44,124	49,757	(5,633)	3.6%	3.6%
Financial Other	8,638	9,584	(946)	0.7%	0.7%
Natural Gas	7,188	7,739	(551)	0.6%	0.6%
Industrial Other	5,951	6,915	(964)	0.5%	0.5%
Utility Other	4,583	5,388	(805)	0.4%	0.4%
Owned No Guarantee	1,854	2,325	(471)	0.2%	0.2%
Total Corporate portfolio	$1,229,921	$1,370,566	$(140,645)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$190,479	$192,567	$(2,088)	7.6%	6.9%	3.15%
1-2 Yrs.	271,286	280,539	(9,253)	10.9%	10.0%	3.63%
2-5 Yrs.	781,492	845,989	(64,497)	31.3%	30.2%	3.67%
5-10 Yrs.	980,174	1,149,971	(169,798)	39.2%	41.0%	3.25%
> 10 Yrs.	275,724	336,047	(60,323)	11.0%	12.0%	3.54%
Total Fixed Income	$2,499,154	$2,805,113	$(305,959)	100.0%	100.0%	3.44%

Duration

Fixed Income portfolio duration	4.7	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of December 31, 2022	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$606,982	21.6%
AA	321,450	11.5%
A	688,936	24.6%
BBB	1,120,096	39.9%
Below Investment Grade	67,450	2.4%
NA	199	0.0%
Total Fixed Income	$2,805,113	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,835	0.9%	AAA	$-	—
AA	67,985	5.0%	AA	5,274	1.8%
A	356,459	26.0%	A	66,034	22.3%
BBB	872,920	63.7%	BBB	222,819	75.3%
Below Investment Grade	61,192	4.5%	Below Investment Grade	1,830	0.6%
NA	176	0.0%	NA	-	—
Total Corporate	$1,370,566	100.0%	Total Private	$295,957	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$60,409	43.4%	AAA	$435,692	89.6%
AA	8,930	6.4%	AA	50,170	10.3%
A	69,968	50.2%	A	135	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	73	0.0%
NA	-	—	NA	23	0.0%
Total CMBS	$139,306	100.0%	Total Mortgage-Backed	$486,093	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$35,245	20.5%	AAA	$63,108	21.0%
AA	9,466	5.5%	AA	151,320	50.4%
A	117,409	68.3%	A	71,904	24.0%
BBB	7,964	4.6%	BBB	11,088	3.7%
Below Investment Grade	1,727	1.0%	Below Investment Grade	2,629	0.9%
NA	-	—	NA	-	—
Total Asset-Backed	$171,811	100.0%	Total Treasury & Government	$300,047	100.0%

NAIC Designations

1	$1,357,429	54.8%
2	1,038,960	42.0%
3	71,518	2.9%
4	7,813	0.3%
5	691	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,476,411	100.0%
Other (3)	364,107
Cash and cash equivalents	558,646
Total Invested Assets	$3,399,164

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,020	$20,155	$19,860	$20,328	$20,889	$22,414	$23,067	$24,605	$4,277	21.0%
Fixed-maturity securities (held-to-maturity)	15,146	15,495	15,741	15,825	15,515	15,815	16,283	16,309	484	3.1%
Equity Securities	391	411	413	416	387	371	373	377	(39)	-9.3%
Deposit asset underlying 10% reinsurance treaty	1,368	1,238	987	785	589	485	557	2,134	1,350	172.0%
Deposit asset - Mark to Market	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	490	-54.5%
Policy loans and other invested assets	231	98	289	401	102	58	436	450	49	12.3%
Cash & cash equivalents	119	156	96	85	125	498	1,714	3,605	3,520	4141.4%
Total investment income	36,483	37,383	36,746	36,940	35,508	38,387	42,362	47,072	10,132	27.4%
Investment expenses	1,284	1,353	1,004	1,114	1,088	1,288	1,733	2,233	1,119	100.4%
Interest Expense on Surplus Note	15,146	15,495	15,741	15,825	15,515	15,815	16,283	16,309	484	3.1%
Net investment income	$20,052	$20,535	$20,001	$20,001	$18,905	$21,284	$24,346	$28,530	$8,529	42.6%
Fixed income book yield, end of period	3.30%	3.31%	3.23%	3.12%	3.18%	3.25%	3.34%	3.44%
New money yield	1.72%	2.68%	2.21%	1.60%	3.37%	4.21%	3.93%	5.41%

									YOY Q4
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.6%	16.5%	18.0%	18.7%	21.0%	22.0%	21.5%	21.6%	2.9%
AA	12.2%	11.6%	11.0%	11.8%	11.2%	11.2%	11.1%	11.5%	-0.3%
A	23.0%	22.1%	23.6%	24.4%	23.7%	23.0%	23.0%	24.6%	0.2%
BBB	44.0%	45.5%	42.9%	40.8%	39.8%	39.6%	40.1%	39.9%	-0.9%
Below Investment Grade	4.1%	4.2%	4.1%	3.5%	3.1%	2.8%	2.7%	2.4%	-1.1%
NA	0.1%	0.1%	0.3%	0.8%	1.2%	1.3%	1.5%	0.0%	-0.8%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A-	A-	A	A	A	A	A	A

		As of December 31, 2022				As of December 31, 2022			As of December 31, 2022
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$20,709	$22,122	AAA	Canada	$87,091	$97,039	AAA	$2,000	$2,121
2	Province of Quebec Canada	16,052	16,658	A+	Australia	21,060	22,497	AA	4,742	4,749
3	Province of Ontario Canada	14,139	14,708	AA	United Kingdom	18,418	18,985	A	9,070	10,904
4	Ontario Teachers' Pension Plan	12,538	14,327	AA+	France	8,720	9,256	BBB	9,552	10,638
5	Province of Alberta Canada	11,727	12,819	BBB+	Mexico	7,895	9,355	Below Investment Grade	2,160	2,629
6	Morgan Stanley	11,304	11,782	BBB+	Cayman Islands	6,464	8,201	NA	—	—
7	Manulife Financial Corp	10,603	11,592	A	Bermuda	6,373	6,853	Total	$27,524	$31,040
8	TC Energy Corp	10,240	11,656	BBB+	Ireland	6,041	6,235
9	ConocoPhillips	9,249	10,697	A	Japan	5,437	5,474
10	Province of Saskatchewan Canada	9,247	9,634	AA	Netherlands	5,293	5,450	Non-Government Investments (1)
11	Enbridge Inc	8,998	9,878	BBB+	Malta	5,231	5,466
12	Kemper Corp	8,216	9,094	BBB	Israel	4,717	4,825	AAA	$2,909	$2,999
13	Fairfax Financial Holdings Ltd	8,182	9,815	BBB-	Brazil	3,516	3,557	AA	2,305	2,412
14	Brookfield Corp	8,142	8,500	A-	Norway	2,884	3,144	A	42,393	45,565
15	Intact Financial Corp	7,924	7,873	A+	Supranational	2,747	2,750	BBB	139,079	150,125
16	City of Toronto Canada	7,821	8,132	AA	Emerging Markets (2)	11,424	13,080	Below Investment Grade	3,995	4,246
17	Western & Southern Mutual Holdings	7,769	9,488	AA	All Other	16,558	15,883	NA	1,665	1,665
18	Province of New Brunswick Canada	7,682	8,134	A+	Total	$219,870	$238,052	Total	$192,346	$207,011
19	Province of British Columbia Canada	7,489	7,956	AA+
20	Province of Newfoundland and Labrador	7,352	8,214	A
21	Apple Inc	7,139	7,708	AA+
22	Air Lease Corp	7,055	7,895	BBB
23	Tokyo Century Corp	6,968	7,984	BBB
24	Booking Holdings Inc	6,939	7,080	A-
25	GATX Corp	6,849	7,538	BBB
	Total	$240,333	$261,284

	% of total fixed income portfolio	7.8%	7.7%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2018	2019	2020	2021	2022	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Recruits	290,886	282,207	400,345	349,374	359,735	94,633	89,285	91,884	73,572	84,707	70,215	127,788	77,025

Life-insurance licensed sales force, beginning of period	126,121	130,736	130,522	134,907	129,515	134,907	132,030	132,041	130,023	129,515	130,206	132,149	134,313
New life-licensed representatives	48,041	44,739	48,106	39,622	45,147	10,833	10,112	9,381	9,296	9,983	11,529	12,518	11,117
Non-renewal and terminated representatives	(43,426)	(44,953)	(43,721)	(45,014)	(39,454)	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)	(10,354)	(10,222)
Life-insurance licensed sales force, end of period	130,736	130,522	134,907	129,515	135,208	132,030	132,041	130,023	129,515	130,206	132,149	134,313	135,208

Issued term life policies	301,589	287,809	352,868	323,855	291,918	82,667	90,071	75,914	75,203	71,324	76,946	71,104	72,544

Issued term life face amount	$95,209	$93,994	$109,436	$108,521	$103,822	$26,643	$29,981	$26,219	$25,678	$24,773	$27,651	$26,049	$25,349

Term life face amount in force, beginning of period	$763,831	$781,041	$808,262	$858,818	$903,404	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785
Issued term life face amount	95,209	93,994	109,436	108,521	103,822	26,643	29,981	26,219	25,678	24,773	27,651	26,049	25,349
Terminated term life face amount	(70,291)	(71,519)	(60,848)	(64,798)	(82,894)	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)	(21,033)	(22,776)
Foreign currency impact, net	(7,708)	4,746	1,968	862	(7,524)	1,422	1,602	(2,480)	319	1,242	(3,547)	(6,669)	1,450
Term life face amount in force, end of period	$781,041	$808,262	$858,818	$903,404	$916,808	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785	$916,808

Estimated annualized issued term life premium
Premium from new policies	$250.8	$244.8	$303.6	$297.2	$271.9	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3	$68.0	$66.0
Additions and increases in premium	55.2	60.2	68.9	77.0	76.7	18.0	20.3	19.5	19.1	18.4	20.6	19.5	18.2
Total estimated annualized issued term life premium	$306.0	$305.0	$372.5	$374.2	$348.5	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9	$87.5	$84.2

Investment & Savings product sales	$7,040.1	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5	$2,092.5

Investment & Savings average client asset values	$61,842	$65,029	$69,709	$89,993	$87,193	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320	$83,256

Closed U.S. Mortgage Volume (brokered)	$—	$31.1	$442.5	$1,229.2	$567.2	$262.3	$298.6	$337.6	$330.8	$235.9	$152.7	$99.8	$78.9

18 of 18